                                                                      EXHIBIT 23

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-20239) of our report dated March 25, 1999, with respect to the Financial Statements of UroGen Corp. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1998.


                                         ERNST & YOUNG LLP


San Diego, California
March 30, 1999